UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Filed Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported): September 29, 2004

Zonagen, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-21198 (Commission File Number)	76-0233274 (I.R.S. Employer Identification No.)

2408 Timberloch Place, Suite B-1
The Woodlands, Texas 77380
(Address of principal executive offices and zip code)
(281) 719-3400
(Registrant’s telephone number, including area code)

Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Slide Presentation

Item 7.01. Regulation FD Disclosure

     On September 29, 2004, the management of Zonagen, Inc. will make a slide presentation at its 2004 Annual Meeting of Stockholders regarding business and financial matters. A copy of the slide presentation is attached hereto as Exhibit 99.1 and incorporated by reference herein.

     The information in this report, including the Exhibit, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. In addition, the information in this report, including the Exhibit, shall not be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

     c. Exhibits

Exhibit
Number	Description
99.1	Slide presentation given on September 29, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zonagen, Inc.
Date: September 29, 2004.	By:	/s/ Louis Ploth, Jr.
Louis Ploth, Jr.
Vice President, Business Development and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Slide presentation given on September 29, 2004.